Vontobel Global Emerging Markets Equity Institutional Fund

CLASS I SHARES

CLASS A SHARES (currently not offered)

CLASS C SHARES (currently not offered)

Vontobel International Equity Institutional Fund

CLASS I SHARES

Vontobel Global Equity Institutional Fund

CLASS I SHARES

Each a series of ADVISERS INVESTMENT TRUST

STATEMENT OF ADDITIONAL INFORMATION

January 28, as revised August 15, 2017

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectuses for the Vontobel Global Emerging Markets Equity Institutional Fund, Vontobel International Equity Institutional Fund and the Vontobel Global Equity Institutional Fund (each a “Fund” and, collectively, the “Funds”) dated January 28, 2017. A copy of the prospectus can be obtained at no charge by writing to the transfer agent, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, or by calling 866-252-5393 (toll free) or 312-630-6583. The Funds’ prospectuses (“Prospectuses”) are incorporated by reference into this SAI.

DESCRIPTION OF THE TRUST AND THE FUNDS

Advisers Investment Trust (the “Trust”) is a Delaware statutory trust operating under an Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) dated June 15, 2017. The Trust was formerly an Ohio business trust, which commenced operations on December 20, 2011. On March 31, 2017, the Trust was converted to a Delaware statutory trust. The Trust is an open-end investment company. The Trust Agreement permits the Board of Trustees (“Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest of separate series. This Statement of Additional Information relates to the Vontobel Global Emerging Markets Equity Institutional Fund, Vontobel International Equity Institutional Fund and Vontobel Global Equity Institutional Fund (the “Funds”), each a series of the Trust. The investment adviser to the Funds is Vontobel Asset Management, Inc. (the “Adviser”). Each Fund is a diversified fund.

The Funds do not issue share certificates. All shares are held in non-certificated form registered on the books of the Fund and the transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of the shareholders of any other series are in no way affected. In case of any liquidation of a series, the shareholders of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he or she owns and fractional votes for fractional shares he or she owns. All shares of each Fund have equal voting and liquidation rights. The Trust Agreement can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. All shares of each Fund are subject to involuntary redemption if the Trustees determine to liquidate a Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Funds, see “How to Purchase Shares” and “How to Redeem Shares” in the Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Pricing Your Shares” in the Prospectus and “Determination of Share Price” in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

Investment Strategies and Risks

All principal investment strategies and risks of the Funds are discussed in the Prospectus. This section contains a more detailed discussion of some of the investments the Funds may make, some of the techniques the Funds may use and the risks related to those techniques and investments. Additional non-principal strategies and risks also are discussed here.

Equity Securities

Equity securities consist of common stock, preferred stock, securities convertible into common and preferred stock, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, the return and net asset value (“NAV”) of the Fund will fluctuate. Securities in the Fund’s portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Depositary Receipts

The Funds may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), which are receipts issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in the U.S. securities markets. EDRs are the European equivalent of ADRs and are designed to attract investment capital from the European region. GDRs are designed to raise capital in the U.S. and foreign securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR, EDR or GDR. Unsponsored ADRs, EDRs and GDRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these unsponsored depositary receipts generally bear all the costs of the ADR, EDR or GDR facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored depositary receipts may carry more risk than sponsored depositary receipts because of the absence of financial information provided by the underlying company. Many of the risks described below regarding foreign securities apply to investments in ADRs, EDRs and GDRs.

Foreign and Emerging Markets Investments

Investing in foreign securities generally represents a greater degree of risk than investing in domestic securities, due to possible exchange controls or exchange rate fluctuations, limits on repatriation of capital, less publicly available information as a result of accounting, auditing, and financial reporting standards different from those used in the U.S., more volatile markets, less securities regulation, less favorable tax provisions, political or economic instability, war or expropriation. As a result of its investments in foreign securities, the Funds may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated.

The Funds may invest in countries or regions with relatively low gross national product per capita compared to the world’s major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). The Adviser defines emerging market countries as those countries or regions with relatively low gross national product per capita compared to the world’s major economies, including any country: (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the “World Bank”); or (iii) listed in World Bank publications as developing.

The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Funds are uninvested and no return is earned thereon. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments.

Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

Foreign Currency and Foreign Currency Forward Contracts, Futures, and Options

When investing in foreign securities, a Fund usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. The Funds will incur expenses in converting assets from one currency to another.

Forward Contracts. The Funds may enter into foreign currency forward contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date (“forward contracts”) for hedging purposes, either to “lock-in” the U.S. dollar purchase price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which a Fund has investments may suffer a decline against the U.S. dollar, as well as for non-hedging purposes. The Funds may also enter into a forward contract on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency (“cross hedging”). Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in futures contracts or options traded on an exchange, including counterparty credit risk.

Only a limited market, if any, currently exists for hedging transactions relating to currencies in many emerging market countries, or to securities of issuers domiciled or principally engaged in business in emerging market countries, in which the Funds may invest. This may limit a Fund’s ability to effectively hedge its investments in those emerging markets.

Foreign Currency Futures. Generally, foreign currency futures provide for the delivery of a specified amount of a given currency, on the settlement date, for a pre-negotiated price denominated in U.S. dollars or other currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as forward contracts. The Adviser will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy.

Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. The Funds must accept or make delivery of the underlying foreign currency, through banking arrangements, in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

Foreign Currency Options. The Funds may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, or to protect against potential declines in its portfolio securities that are denominated in foreign currencies.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a “hedged” investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

As in the case of other kinds of options, the use of foreign currency options constitutes only a partial hedge, and the Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may not necessarily constitute an effective hedge against fluctuations in exchange rates and, in the event of rate movements adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Options on foreign currencies written or purchased by the Funds may be traded on U.S. or foreign exchanges or over the counter. There is no systematic reporting of last sale information for foreign currencies traded over the counter or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.

Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

Foreign Currency Warrants. The Funds may invest in foreign currency warrants that entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. Upon exercise of warrants, there may be a delay between the time the holder gives instructions to exercise and the time the exchange rate relating to exercise is determined, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities. The Funds may invest in principal exchange rate linked securities. Principal exchange rate linked securities (or “PERLS”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” PERLS are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper. The Funds may invest in performance indexed paper. Performance indexed paper (or “PIP”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency, as of or about a specified time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Additional Risk Factors. As a result of its investments in foreign securities, a Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, a Fund may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, a Fund may hold such currencies for an indefinite period of time. In addition, a Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The Funds may hold foreign currency in anticipation of purchasing foreign securities.

The Funds may also elect to take delivery of the currencies’ underlying options or forward contracts if, in the judgment of the Adviser, it is in the best interest of a Fund to do so. In such instances as well, a Fund may convert the foreign currencies to dollars at the then current exchange rates, or may hold such currencies for an indefinite period of time.

While the holding of currencies will permit a Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund’s position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund’s profit or loss on currency options or forward contracts, as well as its hedging strategies.

Eurodollar Instruments

The Funds may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offering Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Geographic Concentration

The possibility that a Fund may concentrate its investments in a single country or region may make the Fund susceptible to economic, political, regulatory or other events or conditions affecting companies within such country or region. As a result, a Fund may be more volatile than a more geographically diversified strategy.

Options

The Funds may invest in covered put and covered call options and write covered put and covered call options on securities in which it may invest directly and that are traded on registered domestic securities exchanges. The writer of a call option, who receives a premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

The Funds may write put and call options on securities only if they are “covered,” and such options must remain “covered” as long as the Fund is obligated as a writer. A call option is “covered” if the Fund owns the underlying security or its equivalent covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if such cash is segregated) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share or equal principal amount basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if appropriate liquid assets representing the difference are segregated by the Fund. A put option is “covered” if the Fund maintains appropriate liquid securities with a value equal to the exercise price, or owns on a share-for-share or equal principal amount basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

There are numerous risks associated with transactions in options. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying index or security in relation to the exercise price of the option, the actual or perceived volatility of the underlying index or security and the time remaining until the expiration date. The premium received for an option written by a Fund is recorded as an asset of a Fund and its obligation under the option contract as an equivalent liability. A Fund then adjusts over time the liability as the market value of the option changes. The value of each written option will be marked to market daily.

A decision as to whether, when and how to write call options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on securities, all settlements are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

Because the exercise of index options is settled in cash, sellers of index call options cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. When a call option sold by a Fund is exercised or closed out, a Fund may be required to sell portfolio securities or to deliver portfolio securities to the option purchaser to satisfy its obligations when it would not otherwise choose to do so, or a Fund may choose to sell portfolio securities to realize gains to offset the losses realized upon option exercise. Such sales or delivery would involve transaction costs borne by a Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact a Fund’s after-tax returns.

Other Derivatives

The Funds also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts purchased by a Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, a Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. A Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Adviser’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

Certain investment strategies of the Funds described above may be deemed to involve the issuance or sale of a senior security by a Fund which require the Fund to enter into offsetting transactions or to segregate assets in amounts that would cover the fund’s potential liabilities consistent with or permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

Other Investment Companies

The Funds may invest in securities issued by other investment companies, including shares of money market funds, exchange traded funds (“ETFs”), closed-end investment companies, and passive foreign investment companies.

ETFs are typically not actively managed. Rather, an ETF’s objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so. As a result, a Fund may have a greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF were not fully invested in such securities. Because of this, an ETF’s price can be volatile. In addition, the results of an ETF will not match the performance of the specified index due to reductions in the ETF’s performance attributable to transaction and other expenses, including fees paid by the ETF to service providers.

The Funds may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by a Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by a Fund. Also, there may be a limited secondary market for shares of closed-end funds.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. A Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Shares of closed-end funds and ETFs (except, in the case of ETFs, for “aggregation units” of 50,000 shares) are not individually redeemable, but are traded on securities exchanges. The prices of such shares are based upon, but not necessarily identical to, the value of the securities held by the issuer. There is no assurance that the requirements of the securities exchange necessary to maintain the listing of shares of any closed-end fund or ETF will continue to be met.

Some of the countries in which the Funds may invest, may not permit, or may place economic restrictions on, direct investment by outside investors. Investments in such countries may be permitted only through foreign government-approved or -authorized investment vehicles, which may include other investment companies. These funds may also invest in other investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, each Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as a Fund does not own more than 3% of the voting stock of any one investment company. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Restricted and Illiquid Securities

Each Fund may invest up to 15% of its net assets in securities that are considered illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the “1933 Act”) (“restricted securities”), securities that are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in seven days. Such securities may offer higher yields than comparable publicly traded securities and they may also incur higher risks.

Repurchase agreements, reverse repurchase agreements and time deposits that do not provide for payment to the Fund within seven days after notice or which have a term greater than seven days are deemed illiquid securities for this purpose unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Adviser has determined that an adequate trading market exists for such securities or that market quotations are readily available.

Each Fund may purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act and commercial paper issued in reliance upon the exemption in Section 4(a)(2) of the 1933 Act, for which an institutional market has developed. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer’s ability to honor a demand for repayment of the unregistered security.

Although the securities described in this section generally will be considered illiquid, a security’s contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security and therefore these securities may be determined to be liquid in accordance with guidelines established by the Trust’s Board of Trustees. Subject to the oversight of the Trust’s Board of Trustees, the Adviser determines and monitors the liquidity of portfolio securities.

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Funds may purchase commercial paper. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance current operations. The Funds may only invest in commercial paper rated at least “Prime-2” or better by Moody’s or rated “A-2” or better by S&P or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Preferred Stock

Preferred stocks, like some debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to a Fund. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issue. Preferred stocks lack voting rights and the Adviser may incorrectly analyze the security, resulting in a loss to a Fund.

Rights

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The risk of investing in a right is that the right may expire prior to the market value of the common stock exceeding the price fixed by the right.

Warrants

Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant. The Funds do not invest in warrants but may receive them pursuant to a corporate event involving one of its portfolio holdings. In addition, the percentage increase or decrease in the market price of a warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Sovereign Debt

Each Fund may invest in “sovereign debt,” which is issued or guaranteed by foreign governments (including countries, provinces and municipalities) or their agencies and instrumentalities. Sovereign debt may trade at a substantial discount from face value. Emerging market country sovereign debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature due, in part, to the extreme and volatile nature of debt burdens in such countries and because emerging market governments can be relatively unstable. The issuer or governmental authorities that control sovereign-debt repayment (“sovereign debtors”) may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash-flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy towards the IMF, and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor’s implementation of economic reforms or economic performance and the timely service of the debtor’s obligations. The sovereign debtor’s failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor’s ability or willingness to timely service its debts. In certain instances, a Fund may invest in sovereign debt that is in default as to payments of principal or interest. In the event that the Funds hold non-performing sovereign debt, the Funds may incur additional expenses in connection with any restructuring of the issuer’s obligations or in otherwise enforcing their rights thereunder.

Real Estate Investment Trusts (REITs)

Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or hybrid REITs. An equity REIT, which owns properties, generates income from rental and lease properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs are designed to strike a balance between equity investments and mortgage-backed investments and derive their income from the collection of rents, the realization of capital gains from the sale of properties and from the collection of interest payments on outstanding mortgages held within the trust.

The value of real estate securities in general and REITs in particular, will depend on the value of the underlying properties or the underlying loans or interests. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Funds, though not invested directly in real estate, still are subject to the risks associated with investing in real estate, which include:

•	possible declines in the value of real estate

•	risks related to general and local economic conditions

•	possible lack of availability of mortgage funds

•	overbuilding

•	changes in interest rates

•	environmental problems

Investing in REITs involves certain risks in addition to those risks associated with investing in the real estate industry in general, which include:

•	dependency upon management skills

•	limited diversification

•	the risks of financing projects

•	heavy cash flow dependency

•	default by borrowers

•	self-liquidation

•	possibility of failing to maintain exemptions from the Investment Company Act of 1940

•	in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

Stapled Securities

Interests in REITS may be structured as stapled securities. A stapled security consists of two or more securities that are combined to form one security such that the individual securities cannot be traded separately. For example, an interest in a portfolio of real estate properties (a REIT) may be combined with an interest in the operating company that manages the portfolio of those properties. Investors in stapled securities are subject to the risks inherent with each security that makes up the stapled security.

When-Issued Securities

Each Fund may from time to time purchase securities on a “when-issued,” delayed delivery or forward commitment basis, generally in connection with an underwriting or other offering. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date, beyond normal settlement dates, generally from 15 to 45 days after the transaction. Each Fund will segregate the liquid securities or cash in an amount at least equal to these commitments. Typically, income may not accrue on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with a Fund’s other investments. If a Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, a Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity or could suffer a loss. Each Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which a Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Short-Term Funding Agreements and Guaranteed Investment Contracts

To enhance yield, each Fund may make limited investments in short-term funding agreements issued by banks and highly rated U.S. insurance companies. Short-term funding agreements issued by insurance companies are sometimes referred to as Guaranteed Investment Contracts (“GICs”), while those issued by banks are referred to as Bank Investment Contracts (“BICs”). Pursuant to such agreements, each Fund makes cash contributions to a deposit account at a bank or insurance company. The bank or insurance company then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. These contracts are general obligations of the issuing bank or insurance company (although they may be the obligations of an insurance company separate account) and are paid from the general assets of the issuing entity.

Each Fund will purchase short-term funding agreements only from banks and insurance companies which, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more. Generally, there is no active secondary market in short-term funding agreements. Therefore, short-term funding agreements may be considered by a Fund to be illiquid investments. To the extent that a short-term funding agreement is determined to be illiquid, such agreements will be acquired by the Fund only if, at the time of purchase, no more than 15% of the Fund’s net assets will be invested in short-term funding agreements and other illiquid securities.

Repurchase Agreements

To maintain liquidity, each Fund may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks.

A repurchase agreement is a transaction in which a Fund purchases a security and, at the same time, the seller (normally a commercial bank or broker-dealer) agrees to repurchase the same security (and/or a security substituted for it under the repurchase agreement) at an agreed-upon price and date in the future. The resale price is in excess of the purchase price, as it reflects an agreed-upon market interest rate effective for the period of time during which the Fund holds the securities. Repurchase agreements may be viewed as a type of secured lending. The purchaser maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities. If the value of such securities is less than the repurchase price, the other party to the agreement is required to provide additional collateral so that all times the collateral is at least equal to the repurchase price.

The majority of these transactions run from day to day and not more than seven days from the original purchase. However, the maturities of the securities subject to repurchase agreements are not subject to any limits and may exceed one year. The securities will be marked to market every business day so that their value is at least equal to the amount due from the seller, including accrued interest. A Fund’s risk is limited to the ability of the seller to pay the agreed-upon sum on the delivery date.

Although repurchase agreements carry certain risks not associated with direct investments in securities, each Fund intends to enter into repurchase agreements only with banks and dealers believed by the Advisor to present minimum credit risks in accordance with guidelines established by the Board of Trustees.

Credit Linked Notes

There are particular risks associated with investments in credit linked notes. Firstly, a credit linked note is a debt instrument which assumes both credit risk of the relevant reference entity (or entities) and the issuer of the credit linked note. There is also a risk associated with the coupon payment: if a reference entity in a basket of credit linked notes suffers a credit event, the coupon will be re-set and is paid on the reduced nominal amount. Both the residual capital and coupon are exposed to further credit events. In extreme cases, the entire capital may be lost. There is also the risk that a note issuer may default.

Securities Lending

Each Fund may, subject to guidelines adopted by the Board of Trustees, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities that will increase the current income of the Fund lending its securities. A Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the Fund is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. A Fund may pay reasonable fees to persons unaffiliated with the Trust for services in arranging such loans.

Even though securities lending usually does not impose market risks on the lending Fund, as with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. In addition, the value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that a Fund must rely on the collateral to recover the value of the securities. Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, the Fund could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held might not be liquidated, the result could be a material adverse impact on the liquidity of the lending Fund.

No Fund will lend securities having a value in excess of 33 1/3% of its assets, including collateral received for loaned securities (valued at the time of any loan).

Temporary Defensive Position

From time to time, each Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, a Fund may hold all or a portion of its assets in money market instruments (high quality income securities with maturities of less than one year), securities of money market funds or U.S. Government repurchase agreements. A Fund may also invest in such investments at any time to maintain liquidity or pending selection of investments in accordance with its policies. As a result, a Fund may not achieve its investment objective.

Fund Operations

Operational Risk. An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While the Funds seek to minimize such events through controls and oversight, there may still be failures that could cause losses to a Fund.

Information Security Risk. The Funds, and their service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Funds or their investment adviser, custodian, transfer agent, fund accounting agent, financial intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Funds’ ability to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede security trading, subject the Funds to regulatory fines, financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issues or securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investment in such companies to lose value.

Investment Restrictions

Fundamental Investment Limitations. The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of each Fund. As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of a Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

1. Borrowing Money. A Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has asset coverage of 300% for all borrowings and reverse repurchase commitments of the Fund.

2. Senior Securities. A Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. A Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. A Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. A Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. A Fund will not make loans to other persons, except: (a) by loaning portfolio securities (limited at any given time to no more than one-third of the Fund’s total assets); (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. A Fund will invest no more than 25% of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the US government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental. The following limitations have been adopted by the Trust with respect to each Fund and are Non-Fundamental (see “Investment Limitations—Fundamental” above).

1. Pledging. A Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. A Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one-third of its total assets are outstanding.

3. Margin Purchases. A Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

4. Illiquid Investments. A Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

SHARES OF THE FUND

The Vontobel Global Emerging Markets Institutional Fund offers three classes of shares: Class A, Class C and Class I. Each class has different sales and distribution charges. (See “Fees and Expenses” in the Fund’s “Fund Summary,” in the prospectus.) For certain classes of shares, the Fund has adopted distribution and service plans allowed under Rule 12b-1 of the 1940 Act that authorize the Fund to pay distribution and service fees for the sale of their shares and for services provided to shareholders.

The Vontobel International Equity Institutional Fund and the Vontobel Global Equity Institutional Fund each offer only one class of shares: Class I. The shares are offered at NAV without any up-front sales charge.

How to Purchase Shares

Shares of the Funds are offered only on a limited basis. Only certain financial intermediaries with whom the Adviser has a relationship, trustees and officers of the Funds, and employees of the Adviser and its affiliates may invest in the Funds. The Funds reserves the right to make additional exceptions or to modify the policy at any time.

You may purchase shares directly from the Funds or through your broker or financial intermediary on any business day which the Funds are open, subject to certain restrictions described below. Purchase requests received in good order by the Funds or an authorized financial intermediary before 4:00 p.m. ET/3:00 p.m. CT (or before the NYSE closes, if it closes before 4:00 p.m. ET/3:00 p.m. CT) will be effective at that day’s share price. Purchase requests received in good order by the Funds or an authorized financial intermediary after the close of trading on the NYSE are processed at the share price determined on the following business day.

Class A Shares. If you purchase Class A Shares of the Vontobel Global Emerging Markets Equity Institutional Fund, you will pay a maximum sales charge at the time of purchase equal to 5.75% of the offering price. Class A Shares are not currently available for purchase.

Class A Sales Charge Reductions and Waivers

Investors may reduce or eliminate sales charges applicable to purchases of Class A Shares through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below. Investors buying Class A Shares on which a finder’s fee has been paid may incur a deferred sales charge if they redeem their shares within 18 months of purchase.

Breakpoints for Class A:	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but under $100,000	4.75%	4.99%
$100,000 but under $250,000	3.75%	3.90%
$250,000 but under $500,000	2.75%	2.83%
$500,000 but under $1,000,000	2.00%	2.04%
$1,000,000 or more	None	None

Class C Shares. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1.00%. Class C Shares do not convert to any other class of shares of the funds, so the higher distribution and service fees paid by Class C Shares continue for the life of the account. The Distributor intends to pay investment dealers a sales commission of 1.00% of the sale price of Class C Shares. Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so. Class C Shares are not currently available for purchase.

Combination Purchase Privilege. Your purchase of any class of shares of a Fund, if made at the same time by the same person, will be added together with the Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as (a) any individual, his or her spouse and minor children purchasing shares for his or her own account (including an IRA account) including his or her own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or certain Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of a Fund, if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Fund. Shares worth 5.00% of the amount of each purchase will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Right of Accumulation. The value of your account(s) in any class of shares of a Fund, if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

Purchase by Associations. Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; and (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Account Reinstatement Privilege. Subject to the Funds’ policies and procedures regarding market timing, for 180 days after you sell your Class A or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of the Fund at NAV, with no sales charge, by reinvesting all or part of your proceeds, but not more.

Sales at Net Asset Value. In addition to the programs summarized above, the Vontobel Global Emerging Markets Equity Institutional Fund may sell its Class A Shares at NAV without an initial sales charge to certain types of accounts or account holders, including, but not limited to: trustees and officers of Advisers Investment Trust; directors, officers, employees and sales representatives of the Adviser or Distributor or a corporate affiliate of the Adviser or Distributor; registered representatives and employees of dealers with which the Distributor has sales agreements; and certain qualified employee benefit plans, endowment funds or foundations.

Class I Shares. Class I shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Distributor to offer Class I shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I shares are also offered to private and institutional clients of, or referred by, the Adviser and its affiliates. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class I Shares.

How to Redeem Shares

You may redeem all or part of your investment in a Fund on any day that the Fund is open for business, subject to certain restrictions described below. Redemption requests received by the Funds or an authorized financial intermediary before 4:00 p.m. ET/3:00 p.m. CT (or before the NYSE closes if it closes before 4:00 p.m. ET/3:00 p.m. CT) will be effective that day. Redemption requests received by the Funds or an authorized financial intermediary after the close of trading on the NYSE are processed at the NAV determined on the following business day.

Additional Purchase and Redemption Information

Generally, all redemptions will be for cash. However, the Funds reserve the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash in accordance with procedures approved by the Funds’ Board of Trustees. If payment is made in securities, a Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on a Fund and its remaining shareholders. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions on the sale or other disposition of the securities received from a Fund.

The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted, (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable, or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

MANAGEMENT OF THE TRUST

The Board of Trustees

The Board of Trustees supervises the business activities of the Trust and appoints the officers. Each Trustee serves until the termination of the Trust unless the Trustee dies, resigns, retires or is removed. The Board generally meets four times a year to review the progress and status of the Trust.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust[2]	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years
D’Ray Moore Rice Year of Birth: 1959	Trustee	Indefinite/ July 2011 to present	Independent Trustee, Diamond Hill Funds 2007 to present; Chairperson, Diamond Hill Funds 2014 to present	14	Diamond Hill Funds

Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/ July 2011 to present	President, Vadar Capital LLC, 2008 to present	14

Michael M. Van Buskirk Year of Birth: 1947	Trustee	Indefinite/ July 2011 to present	Retired; President and CEO, Ohio Bankers League, 1991 to 2013; Independent Trustee, Boston Trust & Walden Funds, 1992 to present; Independent Trustee, Coventry Funds Trust, 1997 to 2014	14	Boston Trust & Walden Funds and Coventry Funds Trust

[1]	The mailing address of each Trustee is 690 Taylor Road, Suite 210, Gahanna, Ohio 43230.
[2]	The Trust consists of the various series of the Trust.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years
Daniel P. Houlihan Year of Birth: 1966	Trustee	Indefinite/ March 2016 to present	Executive Vice President, The Northern Trust, 2008 to present	14	None

David M. Whitaker[3] Year of Birth: 1971	Trustee	Indefinite/ July 2017 to present	President, Foreside Financial Group, LLC, 2011 to present	14	PAF Transportation

Rita Tholt Year of Birth: 1960	Chief Compliance Officer	Indefinite/ December 2016 to present	Director, Foreside Financial Group, LLC, 2016 to present; Chief Compliance Officer, Tributary Capital Management, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2015 to 2016; Chief Compliance Officer, Nationwide Investment Advisors, LLC, 2012 to 2015	N/A	N/A

Troy Sheets Year of Birth: 1971	Treasurer	Indefinite/ July 2011 to present	Fund Principal Financial Officer, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2009 to 2016	N/A	N/A

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years
Trent Statczar Year of Birth: 1971	Assistant Treasurer	Indefinite/ July 2011 to present	Fund Principal Financial Officer, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., 2008 to 2016	N/A	N/A

Dana Gentile Year of Birth: 1962	Vice President & Secretary	Indefinite/ July 2017 to present	Managing Director, Foreside Financial Group, LLC, 2016 to present; Managing Director, Beacon Hill Fund Services, Inc., 2016; Director, Beacon Hill Fund Services, Inc., 2013 to 2016; Senior Vice President Citi Fund Services, Ohio, Inc., 2007 to 2013; Secretary of Advisers Investment Trust, 2013 to present.	N/A	N/A

Barbara J. Nelligan Year of Birth: 1969	President	Indefinite/ July 2017 to present	Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 1991 to present; Vice President of Advisers Investment Trust, 2012 to 2017.	N/A	N/A

Jennifer L. Gorham Year of Birth: 1981	Assistant Secretary	Indefinite/March 2017 to present	Director, Foreside Financial Group, LLC, 2016 to present; Director Beacon Hill Fund Services, Inc., 2015 to 2016; Paralegal; Red Capital Group, LLC, from 2011 to 2015.	N/A	N/A

[1]	The mailing address of each officer is 690 Taylor Road, Suite 210, Gahanna, Ohio 43230
[2]	The Trust consists of the various series of the Trust.
[3]	On July 27, 2017 the Board appointed Mr. Whitaker to the Board of Trustees.

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2016 in the Funds.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds within the Trust Overseen by Trustee[1]
Dina A. Tantra[2]	None	None
D’Ray Moore Rice	None	$50,001-$100,000
Daniel P. Houlihan	None	None
David M. Whitaker[3]
Steven R. Sutermeister	None	$50,001-$100,000
Michael M. Van Buskirk	None	$50,001-$100,000

[1]	The Trust consists of the various series of Advisers Investment Trust.
[2]	Ms. Tantra resigned from the Board of Trustees on August 11, 2017.
[3]	On July 27, 2017, the Board appointed Mr. Whitaker to the Board of Trustees.

Trustee Compensation

Trustees who are deemed “interested persons” of the Trust receive no compensation from the Fund. The Trust has no retirement or pension plans. The compensation paid to the Trustees for the fiscal year ended September 30, 2016 for the Trust is set forth in the following table.

Name of Trustee	Aggregate Compensation from the Fund	Total Compensation from the Trust[1]
Dina A. Tantra[2]	$0	$0
D’Ray Moore Rice	$10,125	$40,500
Daniel P. Houlihan	$0	$0
David M. Whitaker[3]	$0	$0
Steven R. Sutermeister	$10,125	$40,500
Michael M. Van Buskirk	$10,125	$40,500

[1]	The Trust consists of the various series of Advisers Investment Trust.
[2]	Ms. Tantra resigned from the Board of Trustees on August 11, 2017.
[3]	On July 27, 2017 the Board appointed Mr. Whitaker to the Board of Trustees.

Leadership Structure and Board of Trustees

The primary responsibility of the Board of Trustees is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust. Three of the Trustees on the Board are independent of and not affiliated with the Adviser or its affiliates. The Chairman of the Board of Trustees is Michael M. Van Buskirk, who is an independent Trustee. The Board has adopted Fund Governance Guidelines to provide guidance for effective leadership. The guidance sets forth criteria for Board membership, trustee orientation and continuing education and annual trustee evaluations. The Board reviews quarterly reports from the investment advisers providing management services to the Funds, as well as quarterly reports from the Chief Compliance Officer (“CCO”) and other service providers. This process allows the Board to effectively evaluate issues that impact the Trust as a whole as well as issues that are unique to each Fund. The Board has determined that this leadership structure is appropriate to ensure that the regular business of the Board is conducted efficiently while still permitting the Trustees to effectively fulfill their fiduciary and oversight obligations. The Board reviews its structure and the structure of its committees annually.

The Trustees have delegated day to day operations to various service providers whose activities they oversee. The Trustees have also engaged legal counsel (who is also legal counsel to the Trust) that is independent of the Adviser or its affiliates to advise them on matters relating to their responsibilities in connection with the Trust. The Trustees meet separately in an executive session on a quarterly basis and meet separately in executive session with the Fund’s CCO at least annually. On an annual basis, the Board conducts a self-assessment and evaluates its structure and the structure of its committees. The Board has two standing committees, the Audit Committee and the Nominating and Governance Committee.

All of the independent Trustees are members of the Audit Committee. The Audit Committee’s function is to oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and to act as a liaison between the Trust’s independent registered public accounting firm and the full Board of Trustees. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, CCO and legal counsel, stay fully informed regarding management decisions. The Audit Committee will hold at least two regularly scheduled meetings each fiscal year.

The Nominating and Governance Committee nominates candidates for election to the Board of Trustees, makes nominations for membership on all committees and reviews committee assignments at least annually. The Nominating and Governance Committee also reviews as necessary the responsibilities of any committees of the Board and whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Nominating and Governance Committee makes recommendations for any such action to the full Board. The Nominating and Governance Committee also considers candidates for trustees nominated by shareholders. Shareholders may recommend candidates for Board positions by forwarding their correspondence to the Secretary of the Trust at the Trust’s address and the shareholder communication will be forwarded to the Nominating and Governance Committee Chairperson for evaluation. The Nominating and Governance Committee holds at least one regularly scheduled meeting each fiscal year. All of the independent Trustees are members of the Nominating and Governance Committee.

Board Oversight of Risk

The Funds are subject to a number of risks, including investment, compliance, operational and financial risks, among others. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and committee activities. Day-to-day risk management with respect to the Fund resides with the Adviser or other service providers, subject to supervision by Fund Management. The Audit Committee and the Board oversee efforts by management and service providers to manage the risk to which the Funds may be exposed. For example, the Board meets with portfolio managers and receives regular reports regarding investment risk. The Board meets with the CCO and receives regular reports regarding compliance and regulatory risks. The Audit Committee meets with the Trust’s Treasurer and receives regular reports regarding fund operations and risks related to the valuation, liquidity, and overall financial reporting of the Funds. From its review of these reports and discussions with management, the Board learns in detail about the material risks to which the Funds are exposed, enabling a dialogue about how management and service providers mitigate those risks.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Adviser, its affiliates, or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals. As a result of the foregoing and other factors, a Fund’s ability to manage risk is subject to substantial limitations. The Trustees believe that their current oversight approach is an appropriate way to manage risks facing the Funds, whether investment, compliance, financial, or otherwise. The Trustees may, at any time in their discretion, change the manner in which they conduct risk oversight of the Funds.

Trustee Attributes

The Board believes each of the Trustees has demonstrated leadership abilities and possesses experience, qualifications, and skills valuable to the Trust. Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them.

Below is additional information concerning each particular Trustee and their attributes. The information provided below, and in the chart above, is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, the ability to work together and the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems or develop solutions.

D’Ray Moore Rice has worked for a major service provider to investment managers and mutual funds for over 10 years, including as Senior Vice President for European relationship management. Her expertise in mutual fund operations enables Ms. Rice to bring to the Trust a unique perspective on service provider oversight. Ms. Rice’s experience also includes serving as Chairperson and independent trustee for other mutual funds and 10 years of experience in banking and financial services, including retail investment sales and sales management.

Steven R. Sutermeister has over 35 years of experience in the financial services industry (with significant experience in the mutual fund industry), including more than 25 years in management, executive management and board experience at other financial institutions. His experience as the Chief Investment Officer of a life insurance company, Director and President of a mutual fund complex, and Director and Audit Committee Chair of a public bank holding company allows him to bring seasoned perspective, insight, and financial acumen into issues and strategies related to the Trust including regulatory relationships, investment risks, and enterprise risk management.

Michael M. Van Buskirk is the former President and Chief Executive Officer of the Ohio Bankers League, a financial trade association. Prior to joining the Ohio Bankers League, Mr. Van Buskirk’s experience also includes over 25 years of service as an independent trustee for other mutual funds. Mr. Van Buskirk was a senior executive of a major financial services company. Mr. Van Buskirk has extensive knowledge of the Trust and its service providers, the creation and distribution of financial products and the regulatory framework under which the Trust operates.

Daniel P. Houlihan has more than 26 years’ experience in the investment management industry. Mr. Houlihan is currently the Executive Vice President and North American Head of Northern Trust’s Global Fund Services (GFS) segment, responsible for servicing the firm’s North American asset management clients. Mr. Houlihan joined Northern Trust in 2008 as the Global Head of Product and Strategy for Northern Trust’s Investment Operations Outsourcing business. He also serves as Chairman of the Board of the National Investment Company Service Association (NICSA). Prior to joining Northern Trust, Mr. Houlihan spent 19 years in numerous leadership positions for investment management, technology, and service companies. Among these, he was President of Citisoft, Inc. where he was responsible for executing their strategy for North America.

David M. Whitaker has been President of Foreside Financial Group, LLC since 2011. He previously served as its Chief Operating Officer & Counsel. With 20 years in the financial services industry, Mr. Whitaker oversees all aspects of Foreside’s business, including business and client development and firm strategy.

CODE OF ETHICS

The Trust, the Adviser and the principal underwriter have each adopted a Code of Ethics (the “Code”) under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. Shareholders may obtain a copy of the Code from the Securities and Exchange Commission’s EDGAR web site http://www.sec.gov or by calling the Fund at 866-252-5393 (toll free) or 312-630-6583.

DISTRIBUTION

Distribution Plans

The Vontobel Global Emerging Markets Equity Institutional Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, applicable to its Class A and Class C shares, which permits the Fund to pay for certain distribution and promotion activities related to marketing their shares. Pursuant to the Plan, the Fund will pay its principal underwriter a fee for the principal underwriter’s services in connection with the sales and promotion of the Fund, including its expenses in connection therewith, at an annual rate of 0.25% of the average daily net assets of the Class A shares and 0.75% of the average daily net assets of the Class C shares. In addition, the Fund will pay its principal underwriter a service fee at the annual rate of 0.25% of the average daily net assets of the Class C shares. Payments received by the principal underwriter pursuant to the Plan may be greater or less than distribution expenses incurred by the principal underwriter with respect to the applicable class and are in addition to fees paid by the Fund pursuant to the Management Agreement and the Administration Agreement. The principal underwriter may in turn pay others for distribution and shareholder servicing as described below.

The Plan has been approved by the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person. Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and a Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the applicable class. Any amendment increasing the maximum percentage payable under a Plan or other material change must be approved by a majority of the outstanding shares of the applicable class, and all other material amendments to a Plan or any related agreement must be approved by a majority of the independent Trustees.

Financial Intermediaries

The Funds may authorize certain financial intermediaries to accept purchase and redemption orders on its behalf. A Fund will be deemed to have received a purchase or redemption order when a financial intermediary or its designee accepts the order. These orders will be priced at the NAV next calculated after the order is accepted.

The Funds may enter into agreements with financial intermediaries under which the Funds pay the financial intermediaries for services, such as networking, sub-transfer agency and/or omnibus recordkeeping. Payments made pursuant to such agreements generally are based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediaries, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, shareholder servicing fees that a financial intermediary may be receiving under an agreement with BHIL Distributors, LLC (“Distributor”). The Adviser may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its own expense and out of its legitimate profits.

Payment of Additional Cash Compensation

On occasion, the Adviser may make payments out of its resources and profits, which may include profits the Adviser derives from investment advisory fees paid by the Funds, to financial intermediaries as incentives to market the Funds, to cooperate with the Adviser’s promotional efforts, or in recognition of the provision of administrative services and marketing and/or processing support. These payments are often referred to as “additional cash compensation” and are in addition to the sales charges and payments to financial intermediaries as discussed in above. The payments are made pursuant to agreements between financial intermediaries and the Adviser and do not affect the price investors pay to purchase shares of a Fund, the amount a Fund will receive as proceeds from such sales, or the amount of other expenses paid by a Fund.

Additional cash compensation payments may be used to pay financial intermediaries for: (1) transaction support, including any one-time charges for establishing access to Fund shares on particular trading systems (known as “platform access fees”); (2) program support, such as expenses related to including the Funds in retirement programs, fee-based advisory or wrap fee programs, fund supermarkets, bank or trust company products, and/or insurance programs (e.g., individual or group annuity contracts); (3) marketing support, such as providing representatives of the Adviser access to sales meetings, sales representatives and management representatives; (4) firm support, such as business planning assistance, advertising, and assistance with educating sales personnel about the Fund and shareholder financial planning needs; (5) providing shareholder and administrative services; and (6) providing other distribution-related or asset retention services.

Additional cash compensation payments generally are structured as basis point payments on gross or net sales or, in the case of platform access fees, fixed dollar amounts.

For the year ended December 31, 2016, the following broker-dealers offering shares of the Funds, and/or their respective affiliates, received additional cash compensation or similar distribution related payments from the Adviser or Distributor for providing marketing and program support, administrative services, and/or other services as described above:

Charles Schwab & Co.

National Financial Services LLC

In addition to member firms of the Financial Industry Regulatory Authority, Inc. (“FINRA”), the Adviser or Distributor also reserves the ability to make payments, as described above, to other financial intermediaries that sell or provide services to the Fund and shareholders, such as banks, insurance companies, and plan administrators. These firms may include affiliates of the Adviser. You should ask your financial intermediary whether it receives additional cash compensation payments, as described above, from the Adviser or Distributor or their respective affiliates.

The Adviser and their affiliates also may pay non-cash compensation to financial intermediaries and their representatives in the form of (1) occasional gifts; (2) occasional meals, tickets or other entertainment; and/or (3) sponsorship support of regional or national conferences or seminars. Such non-cash compensation will be made subject to applicable law.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

As of August 1, 2017 the following persons owned of record 5% or more of a class of each Fund’s outstanding shares. Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund as that term is defined under the 1940 Act. Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.

Vontobel Global Emerging Markets Equity Institutional Fund

Shareholder Name, Address TD Ameritrade Inc. fbo Our Customers PO Box 2226 Omaha NE 68103	% Ownership 68.57%

Charles Schwab & Co. Inc. 101 Montgomery Street Special Custody Acct fbo Customers Attn: Mutual Funds San Francisco, CA 94104	19.40%

Vontobel Asset Management Inc. 1540 Broadway 38th Street New York, NY 10036	5.42%

Vontobel International Equity Institutional Fund

Shareholder Name, Address National Financial Services LLC FBO Our Customers 499 Washington Blvd. Attn Mutual Fund Dept 4TH Fl Jersey City, NJ 07310	% Ownership 57.81%

Mitra & Co C/O BMO Harris Bank NA—Attn MF 480 Pilgrim Way, Suite 1000 Green Bay, WI 54304	13.17%

Charles Schwab & Co Inc. Special Custody A/C fbo Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104	8.63%

Fifth Third Bank TTEE FBO City of Royal Oak RHCT Mutual 5001 Kingsley Dr. Dept 3385 Cincinnati OH 45227	18.19%

Vontobel Global Equity Institutional Fund

Shareholder Name, Address Charles Schwab & Co Inc. Special Custody A/C Fbo Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	% Ownership 15.79%

Capinco C O US Bank NA 1555 N. Rivercenter Drive, Suite 302 Milwaukee, WI 53212	9.50%

Saxon & Co P.O. Box 7780-1888 Philadelphia, PA	8.14%

Saxon & Co P.O. Box 7780-1888 Philadelphia, PA 19182	6.79%

Management Ownership

As of August 1, 2017 the Trustees or officers of the Trust owned less than 1% of all classes of the Funds.

INVESTMENT ADVISORY AND OTHER SERVICES

The Investment Adviser

Vontobel Asset Management, Inc. is the adviser to the Funds. Vontobel is registered as an investment adviser under the Investment Advisers Act of 1940, as amended and is located at 1540 Broadway, 38th Floor, New York, NY 10036. Vontobel is a wholly-owned subsidiary of Vontobel Holding AG, a Swiss bank holding company which is traded on the Swiss Stock Exchange. As of June 30, 2017, Vontobel had in excess of $ 35.5 billion in assets under management.

Under the terms of the Funds’ management agreement with the Adviser (“Management Agreement”), the Adviser, subject to the supervision of the Board of Trustees, provides or arranges to be provided to the Funds such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Funds consistent with each Fund’s investment objective and policies. As compensation for management services, the Funds are obligated to pay the Adviser fees computed and accrued daily and paid monthly at the annual rates set forth below:

Fund	Percentage of Average Daily Net Assets
Vontobel Global Emerging Markets Equity Institutional Equity Fund	0.80%

Vontobel International Equity Institutional Fund	0.75%

Vontobel Global Equity Institutional Fund	0.70%

For the fiscal years ending September 30, 2016, September 30, 2015 and September 30, 2014, the Funds paid the Adviser the following investment management fees:

Fund	Fiscal Year Ended September 30, 2016		Fiscal Year Ended September 30, 2015		Fiscal Year Ended September 30, 2014
	Fees Earned	Fees Waived/ Reimbursed	Fees Earned	Fees Waived/ Reimbursed	Fees Earned	Fees Waived/ Reimbursed
Vontobel Global Emerging Markets Equity Institutional Fund	$3,329,856	$67,356	$8,191,320	$0	$6,041,239	$0

Vontobel International Equity Institutional Fund[1]	$155,498	$172,637	$105,056	$118,672	N/A	N/A

Vontobel Global Equity Institutional Fund[2]	$163,371	$208,054	$64,406	$125,708	N/A	N/A

[1]	Fund commenced operations on January 2, 2015.
[2]	Fund commenced operations on January 2, 2015.

The Management Agreement will continue for an initial term of two years, and on a year-to-year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of a Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor interested persons, as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days’ written notice to the Adviser. In the event of its assignment, the Agreement will terminate automatically.

The Adviser has contractually agreed to waive fees and reimburse expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to amounts specified in the prospectus of each Fund until January 28, 2018. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the total annual fund operating expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the applicable expense limitation in effect at time of recoupment or that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Management Agreement.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank were prohibited from continuing to perform all or a part of such services, management of the Funds believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by banks that provide such services; however, in selecting investments for a Fund, no preference will be shown for such securities.

Portfolio Manager Holdings

Portfolio managers are encouraged to own shares of the Fund they manage. The following table indicates for the Funds the dollar range of shares beneficially owned by the Fund’s portfolio manager, the principal officers of the Trust, all other employees of the Adviser, and the Adviser’s corporate investments as of December 31, 2016.

Individual	Title		Dollar Range of Shares in the Funds
		None	$1 – $10,000	$10,001 – $50,000	$50,001 – $100,000	$100,001 – $500,000	$500,001 – $1,000,000	Over $1,000,000
Matthew Benkendorf	Portfolio Manager						X
Rita Tholt	Chief Compliance Officer	X
Troy Sheets	Treasurer	X
Trent Statczar	Assistant Treasurer	X
Dana Gentile	Vice President & Secretary	X
Barbara Nelligan	President	X
Jennifer L. Gorham	Assistant Secretary	X

Other Portfolio Manager Information

The portfolio manager is also responsible for managing other account portfolios in addition to the respective Fund which he manages.

The portfolio manager’s management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund investments on the one hand and the investments of the other accounts, on the other. The side-by-side management of the Fund and other accounts presents a variety of potential conflicts of interests. For example, the portfolio manager may purchase or sell securities for one portfolio and not another. The performance of securities within one portfolio may differ from the performance of securities in another portfolio.

In some cases, another account managed by the same portfolio manager may compensate the Adviser based on performance of the portfolio held by that account. Performance-based fee arrangements may create an incentive for the Adviser to favor higher fee paying accounts over other accounts, including accounts that are charged no performance-based fees, in the allocation of investment opportunities. The Adviser has adopted policies and procedures that seek to mitigate such conflicts and to ensure that all clients are treated fairly and equally.

Another potential conflict could arise in instances in which securities considered as investments for a Fund are also appropriate investments for other investment accounts managed by the adviser. When a decision is made to buy or sell a security by a Fund and one or more of the other accounts, the adviser may aggregate the purchase or sale of the securities and will allocate the securities transactions in a manner it believes to be equitable under the circumstances. However, a variety of factors can determine whether a particular account may participate in a particular aggregated transaction. Because of such differences, there may be differences in invested positions and securities held in accounts managed according to similar strategies. When aggregating orders, they adviser employs procedures designed to ensure accounts will be treated in a fair and equitable manner and no account will be favored over any other. The Adviser has implemented specific policies and procedures to address any potential conflicts.

The following tables indicate the number of accounts and asset under management (in millions) for each type of account for the portfolio manager as of December 31, 2016.

Mr. Benkendorf, Portfolio Manager, Vontobel Global Emerging Markets Equity Institutional Fund, Vontobel International Equity Institutional Fund and Vontobel Global Equity Institutional Fund

	Number of Accounts		Assets Under Management
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	7	0	$8,645	$0
Other Pooled Investment Vehicles	25	1	$14,282	$208
Other Accounts	36	1	$9,810	$69
Total	68	2	$32,737	$277

Portfolio Manager Compensation

The Adviser compensates the portfolio managers for their management of the Funds. The portfolio managers are paid a competitive base salary. Their incentive compensation is tied to the investment fees generated by the strategies they manage or co-manage. Such incentive compensation accrues over and above specific threshold amounts of investment management fee generation of each strategy. Incentive compensation is paid quarterly in arrears. A portion of such incentive compensation is subject to 3 year deferrals. All amounts deferred must be invested in fund managed of sub-advised by the firm.

Trade Allocation

The Adviser manages accounts in addition to the Funds. When a Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transactions with the same broker on a combined or “blocked” basis. Blocked transactions can produce better execution for a Fund because of increased volume of the transaction.

Fund Services

The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, serves as the Administrator (“Administrator”) for the Funds and serves as the Funds’ Transfer Agent, Custodian and Fund Accounting Agent. The Custodian acts as the Trust’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Trust’s request and maintains records in connection with its duties. The Transfer Agent maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. The fees and certain expenses of the Transfer Agent, Custodian, Fund Accounting Agent and Administrator are paid by the Funds.

For the previous three fiscal year periods ended September 30, the Administrator received the following fees pursuant to these agreements:

Fund	Fiscal Year Ended September 30, 2016	Fiscal Year Ended September 30, 2015	Fiscal Year Ended September 30, 2014
Vontobel Global Emerging Markets Equity Institutional Fund[1]	$666,693	$1,363,240	$959,230
Vontobel International Equity Institutional Fund[1]	$125,000	$92,123	N/A
Vontobel Global Equity Institutional Fund[2]	$125,000	$92,123	N/A

[1]	Fund commenced operations on January 2, 2015.
[2]	Fund commenced operations on January 2, 2015.

Effective August 1, 2016, Foreside Management Services, LLC (“Foreside”), through an assignment from Beacon Hill Fund Services, Inc. (“Beacon Hill”), assumed the role of the Trust’s business manager and administrator in connection with the acquisition of Beacon Hill by Foreside Financial Group, LLC. Foreside, located at 690 Taylor Road, Suite 210, Gahanna, Ohio 43230, provides compliance services, financial controls services and business management and governance services for the Funds. Services are provided to the Funds pursuant to a written agreement between the Funds and Foreside (and previously Beacon Hill). The fees are paid by the Funds. For the previous three fiscal year periods ended September 30, Foreside and Beacon Hill received the following fees for services to the Funds:

Fund	Fiscal Year Ended September 30, 2016	Fiscal Year Ended September 30, 2015	Fiscal Year Ended September 30, 2014
Vontobel Global Emerging Markets Equity Institutional Fund	$141,882	$261,667	$211,025
Vontobel International Equity Institutional Fund[1]	$31,092	$3,521	N/A
Vontobel Global Equity Institutional Fund[2]	$48,144	$2,318	N/A

[1]	Fund commenced operations on January 2, 2015.
[2]	Fund commenced operations on January 2, 2015.

Distributor

BHIL Distributors, LLC (“Distributor”), a subsidiary of Foreside Financial Group, LLC, located at 3 Canal Plaza, Suite 100, Portland, Maine 04101, provides distribution services to the Funds pursuant to a distribution agreement with the Trust. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of each Fund on a continuous basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor, and its officers have no role in determining each Fund’s investment policies or which securities to buy or sell. The Adviser, at its own expense, pays the Distributor a fee for distribution-related services.

The Distributor may enter into agreements with selected broker-dealers, banks, or other financial institutions for distribution of shares of the Funds. The Trust in its discretion also may issue shares of the Funds otherwise than through the Distributor in connection with:

(i) the payment or reinvestment of dividends or distributions; (ii) any merger or consolidation of the Trust or the Funds with any other investment company or trust or any personal holding company, or the acquisition of the assets of any such entity or another series of the Trust; (iii) any offer of exchange authorized by the Board of the Trustees; (iv) any sales of shares to Trustees and officers of the Trust or to Distributor or such other persons identified in the Prospectus; or (v) the issuance of such shares to a unit investment trust if such unit investment trust has elected to use shares as an underlying investment.

Independent Registered Public Accounting Firm

The firm of Ernst & Young LLP, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202, has been selected as independent registered public accounting firm for the Funds for the fiscal year ending September 30, 2017 in accordance with the requirements of the 1940 Act and the rules thereunder, Ernst & Young LLP will perform an annual audit of the Funds’ financial statements and provides audit and tax services.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser is responsible for each Fund’s portfolio decisions and the placing of a Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

All decisions concerning the purchase and sale of securities and the allocation of brokerage commissions on behalf of each Fund are made by the Adviser. In selecting broker-dealers to use for such transactions, the Adviser will seek to achieve the best overall result for the Fund taking into consideration a range of factors that include not just price, but also the broker’s reliability, reputation in the industry, financial standing, infrastructure, research and execution services and ability to accommodate special transaction needs. The Adviser will use knowledge of each Fund’s circumstances and requirements to determine the factors that the Adviser takes into account for the purpose of providing the Funds with “best execution.”

In selecting qualified broker-dealers to execute brokerage transactions, the Adviser may consider broker-dealers who provide or procure for the Adviser brokerage or research services or products within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended. Such services and products may include fundamental research reports and technical and portfolio analyses. Certain of the brokerage and research services received may benefit some or all of the Adviser’s clients and accounts under the management of the Adviser and may not benefit directly the Funds. Broker-dealers who provide such services may receive a commission which is in excess of the amount of the commission another broker-dealer may have charged if in the judgment of the Adviser the higher commission is reasonable in relation to the value of the brokerage and research services rendered. All commissions paid, regardless of whether the executing broker-dealer provides research services, will generally be within a competitive range for full service brokers.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

For each of the previous three fiscal year periods ended September 30, the Funds paid the following brokerage commissions:

Fund	Fiscal Year Ended September 30, 2016	Fiscal Year Ended September 30, 2015	Fiscal Year Ended September 30, 2014
Vontobel Global Emerging Markets Equity Institutional Fund	$1,674,594	$825,822	$686,145
Vontobel International Equity Institutional Fund[1]	$18,257	$17,717	N/A
Vontobel Global Equity Institutional Fund[2]	$17,674	$9,013	N/A

[1]	Fund commenced operations on January 2, 2015.
[2]	Fund commenced operations on January 2, 2015.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds will not disclose (or authorize its custodian or principal underwriter to disclose) portfolio holdings information to any person or entity except as follows:

•	To persons providing services to the Funds who have a need to know such information in order to fulfill their obligations to the Funds, such as portfolio managers, administrators, custodians, pricing services, proxy voting services, accounting and auditing services, and research and trading services, and the Trust’s Board of Trustees;

•	In connection with periodic reports that are available to shareholders and the public;

•	To mutual fund rating or statistical agencies or persons performing similar functions;

•	Pursuant to a regulatory request or as otherwise required by law; or

•	To persons approved in writing by the President and Chief Compliance Officer of the Trust (the “CCO”).

The Funds will disclose its portfolio holdings quarterly, in its annual and semi-annual Reports, as well as in filings with the SEC, in each case no later than 60 days after the end of the applicable fiscal period.

The Funds make portfolio holdings available, by request, 30 days after month end. Pursuant to policies and procedures adopted by the Board of Trustees, the Funds have ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, Administrator, Transfer Agent, Fund Accounting Agent and Custodian and on an as needed basis to other third parties providing services to the Funds. The Adviser, Administrator, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Funds. The Fund discloses portfolio holdings to their auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Funds, the Adviser, the Transfer Agent, the Fund Accounting Agent and the Custodian are prohibited from entering into any special or ad hoc arrangements with any person to make available information about a Fund’s portfolio holdings without the specific approval of the Trust’s President and CCO. Any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the CCO, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Funds’ shareholders, (ii) whether the information will be kept confidential (based on the factors discussed below), (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Funds or the Adviser. The CCO will provide to the Board of Trustees on a quarterly basis a report regarding all portfolio holdings information released on an ad hoc or special basis. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Funds, as a result of disclosing a Fund’s portfolio holdings. The Trust’s CCO monitors compliance with these procedures, and reviews their effectiveness on an annual basis.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The agreements with the Funds’ Adviser, Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about a Fund’s portfolio holding and the duty not to trade on the non-public information. The Trust believes that these are reasonable procedures to protect the confidentiality of a Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.

DETERMINATION OF SHARE PRICE

The price (NAV) of the shares of a Fund is determined at the close of trading of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time (“ET”)/3:00 p.m. Central time (“CT”). The NYSE is closed on the following days: Saturdays and Sundays; U.S. national holidays including New Years’ Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Security prices are generally provided by an independent third party pricing service approved by the Trustees as of the close of the New York Stock Exchange, normally at 4:00 pm EST, each business day on which the share price of the Funds are calculated (as defined in the Funds’ prospectus).

Equity securities (including options, rights, warrants, futures, and options on futures) traded in the over-the-counter market or on a primary exchange shall be valued at the closing price or last trade price, as applicable, as determined by the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations available from the designated pricing vendor as of the closing of the primary exchange. Securities for which quotations are either (1) not readily available or (2) determined to not accurately reflect their value are valued at their fair value using procedures approved by the Board of Trustees. Significant bid-ask spreads, or infrequent trading may indicate a lack of readily available market quotations. Securities traded on more than one exchange will first be valued at the last sale price on the principal exchange, and then the secondary exchange. The NASD National Market System is considered an exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies.

Fixed income securities will be valued at the latest quotations available from the designated pricing vendor. These quotations will be derived by an approved independent pricing service based on their proprietary calculation models. In the event that market quotations are not readily available for short-term debt instruments, securities with less than 61 days to maturity may be valued at amortized cost as long as there are no credit or other impairments of the issuer.

In the event an approved pricing service is unable to provide a readily available quotation, the security may be priced by an alternative source, such as a broker who covers the security and can provide a daily market quotation. The appropriateness of the alternative source, such as the continued use of the broker, will be reviewed and ratified quarterly by the Funds’ Fair Value Committee (“FVC”).

Securities for which quotations are (1) not readily available, (2) not provided by an approved pricing service or broker, or (3) determined to not accurately reflect their value, are valued by the FVC using procedures approved by the Board of Trustees.

Foreign securities, currencies and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. Dollar, as of valuation time, as provided by an independent pricing service approved by the Board of Trustees (the “Board”).

TAX CONSEQUENCES

The following discussion of certain U.S. federal income tax consequences is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. Each shareholder should consult a qualified tax advisor regarding the tax consequences of an investment in a Fund. The tax considerations relevant to a specific shareholder depend upon the shareholder’s specific circumstances, and the following general summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to a Fund or its investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the U.S. federal income tax regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis).

Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, a Fund should not be subject to federal income or excise tax on its net investment income or net realized capital gain, which are distributed to shareholders in accordance with the applicable timing requirements.

Each Fund intends to distribute substantially all of its net investment income (including any excess of net short-term capital gains over net long-term capital losses) and net realized capital gain (that is, any excess of net long-term capital gains over net short-term capital losses) in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Net realized capital gain for a fiscal year is computed by taking into account any capital loss carryforward of a Fund.

To be treated as a regulated investment company under Subchapter M of the Code, a Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it may be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. However, distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

As a regulated investment company, each Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and net realized capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund’s ordinary income for the calendar year and at least 98.2% of its net realized capital gain (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of U.S. federal income tax consequences is for the general information of shareholders that are U.S. persons and are subject to tax. Shareholders that are invested in IRAs or other qualified retirement plans are exempt from income taxation under the Code. Shareholders that are non-U.S. persons, IRAs, or other qualified retirement plans should consult their own tax advisors regarding the tax consequences of an investment in the Funds.

Distributions of taxable net investment income (including the excess of net short-term capital gain over net long-term realized capital loss) generally are taxable to shareholders as ordinary income. However, distributions by a Fund to a non-corporate shareholder may be subject to income tax at the shareholder’s applicable tax rate for long-term capital gain, to the extent that a Fund receives qualified dividend income on the securities it holds, the Fund properly designates the distribution as qualified dividend income, and the Fund and the non-corporate shareholder receiving the distribution meets certain holding period and other requirements. Distributions of taxable net investment income (including qualified dividend income) may be subject to an additional 3.8% Medicare tax as discussed below.

Distributions of net realized capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Trust have been held by such shareholders. Under current law, capital gain dividends recognized by a non-corporate shareholder generally will be taxed at a maximum income tax rate of 20% and may be subject to an additional 3.8% Medicare tax as discussed below. Capital gains of corporate shareholders are taxed at the same rate as ordinary income.

Distributions of taxable net investment income and net realized capital gain will be taxable as described above, whether received in additional cash or shares. All distributions of taxable net investment income and net realized capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in the shareholder’s Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Under the Code, each Fund will be required to report to the Internal Revenue Service all distributions of taxable income and net realized capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net realized capital gain and proceeds from the redemption or exchange of the shares of a Fund may be subject to withholding of federal income tax (currently, at a rate of 28%) in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

An additional 3.8% Medicare tax generally will be imposed on certain net investment income (including ordinary dividends, qualified dividend income and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that any such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Shareholders should consult their tax advisors about the application of federal, state, local and foreign tax law in light of their particular situation. Should additional series, or funds, be created by the Trustees, each Fund would be treated as a separate tax entity for federal tax purposes.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Shareholders should consult their tax advisors about the application of federal, state, local and foreign tax law in light of their particular situation.

For federal income tax purposes, a Fund is permitted to carry forward net long-term and short-term capital losses realized in a taxable year to offset its own capital gains, if any, in years following the year of the loss. As of the end of tax year ended September 30, 2016, the Funds had short-term capital loss carry forwards (“CLCFs”) and long-term CLCFs for federal income tax purposes, as summarized in the table below, which may be carried forward indefinitely.

Fund	Short-Term CLCF	Long-Term CLCF
Vontobel Global Emerging Markets Equity Institutional Fund*	$70,127,388	$71,831,119
Vontobel Global Equity Institutional Fund	$119,555	N/A
Vontobel International Equity Institutional Fund	$1,099,758	N/A

*	A significant portion of the CLCF is subject to limitations under Section 382 of the Internal Revenue Code, and is available to the extent by the tax law to offset future net capital gain, if any.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Adviser, subject to the general oversight of the Board. The Adviser has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, consistent with its fiduciary obligations. The Proxy Policy has been approved by the Board of Trustees. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised prudently and solely in the best economic interests of the Funds and their shareholders considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Any conflict between the best economic interests of a Fund and the Adviser’s interests will be resolved in the Fund’s favor pursuant to the Proxy Policy.

The Adviser’s proxy voting policies and procedures are attached as Appendix A.

MORE INFORMATION. Investors may obtain a copy of the proxy voting policies and procedures by writing to the Trust in the name of the pertinent Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Trust at 866-252-5393 (toll free) or 312-630-6583. Information about how the Funds vote proxies relating to portfolio securities for each 12 month period ending June 30th is available without charge, upon request, by calling the Trust at 866-252-5393 (toll free) or 312-630-6583 and on the SEC’s website at http://www.sec.gov.

FINANCIAL STATEMENTS

The financial statements and independent registered public accounting firm’s report are incorporated herein by reference to the Annual Report to Shareholders of the Funds for the fiscal period ended September 30, 2016.

APPENDIX A

Proxy Voting Policies and Procedures

Vontobel Asset Management, Inc. US

Proxy Voting Policies and Procedures

VAMUS recognizes that the act of managing assets of clients consisting of common stock includes the voting of proxies related to the stock. Where a client has delegated the power to vote portfolio securities in his or her account, VAMUS will vote the proxies in a manner that is in the best interests of the client. In order to fulfill this responsibility, VAMUS has implemented the following Proxy Voting Policies and Procedures.

Proxy Voting

The CCO shall identify those client accounts that VAMUS is responsible for voting proxies by reviewing the Client’s Investment Management Contract and the client’s file to see if there are any separate agreements authorizing VAMUS to vote client’s proxies.

Unless the power to vote proxies for a client is reserved to that client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries), VAMUS is responsible for voting the proxies related to that account.

The CCO shall maintain a list of those clients where VAMUS exercises proxy voting authority and those clients where VAMUS does not have such authority.

Retaining Third Party Proxy Advisory Firms

VAMUS has retained a third-party company (“Third Party Proxy Advisory Firm”) to provide research or other assistance with voting client proxies and/or to vote client proxies only after the firm:

•	Obtains and reviews the proxy voting policies and procedures of the Third Party Proxy Advisory Firm (or summaries of such policies and procedures), and finds them acceptable and in the best interests of its clients;

•	Determines that the Third Party Proxy Advisory Firm has the capacity and competency to analyze proxy issues;

•	Obtains sufficient information from the Third Party Proxy Advisory Firm initially and on an ongoing basis to conclude that the Third Party Proxy Advisory Firm is independent and can make recommendations in an impartial manner;

•	Requires the Third Party Proxy Advisory Firm to disclose any relevant facts concerning VAMUS’ relationships with issuers of publicly traded securities that are the subject of the proxy, such as the amount of compensation the Third Party Proxy Advisory Firm receives from such issuers;

•	Obtains representations from the Third Party Proxy Advisory Firm that it faced no conflict of interest with respect to recommendations or votes and that it will promptly inform VAMUS if there is a conflict of interest (in the manner described below); and

•	Obtains representations from the Third Party Proxy Advisory Firm that no member of its staff providing services to issuers of publicly traded companies play a role in the preparation of its analyses or vote on proxy issues.

Proxy Voting Guidelines and Retention of Third Party Proxy Advisory Firm

VAMUS has elected to delegate the power to vote proxies related to client accounts to a Third Party Proxy Advisory Firm only (i) at the direction of a client; or (ii) if it has disclosed such delegation to the client in its investment advisory agreement with the client or otherwise. Having made this delegation, VAMUS shall ensure that:

•	Proxies and ballots are delivered directly to Third Party Proxy Advisory Firm whenever feasible;

•	Any proxies or ballots received by VAMUS are forwarded to Third Party Proxy Advisory Firm;

•	Third Party Proxy Advisory Firm represents that prior to voting, it will verify whether its voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries);

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•	Third Party Proxy Advisory Firm represents that prior to voting it will verify whether an actual or potential conflict of interest with VAMUS or the Third Party Proxy Advisory Firm exists in connection with the subject proposal(s) to be voted upon. The determination regarding the presence or absence of any actual or potential conflict of interest shall be adequately documented by Third Party Proxy Advisory Firm (i.e., comparing the apparent parties affected by the proxy proposal being voted upon against the internal list of interested persons and the Third Party Proxy Advisory Firm and, for any matches found, describing the process taken to determine the anticipated magnitude and possible probability of any conflict of interest being present), which shall be reviewed and signed off on by the Third Party Proxy Advisory Firm’s direct supervisor;

•	If an actual or potential conflict is found to exist, VAMUS shall arrange for the Third Party Proxy Advisory Firm to provide written notification of the conflict (the “Conflict Notice”) to the client or the client’s designee (or in the case of an employee benefit plan, the plan’s trustee or other fiduciary) in sufficient detail and with sufficient time to reasonably inform the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciary) of the actual or potential conflict involved.

Specifically, the Conflict Notice will:

•	Describe the proposal to be voted upon;

•	Disclose the actual or potential conflict of interest involved;

•	Contain the vote recommendation (with a summary of material factors supporting the recommended vote); and

•	Either request the client’s consent to the vote recommendation or request the client to vote the proxy directly or through another designee of the client;

•	Third Party Proxy Advisory Firm will promptly vote proxies received in a manner consistent with the Proxy Voting Policies and Procedures that it has provided to VAMUS and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries if such guidelines are consistent with ERISA);

•	In accordance with SEC Rule 204-2(c)(2), as amended, Third Party Proxy Advisory Firm shall retain in the required proxy voting related documents for the respective clients;

•	Third Party Proxy Advisory Firm will provide reports to VAMUS containing records of votes cast and other relevant information; and

•	Periodically, but no less than annually, the CCO will:

•	Verify that proxies for the securities held in the client’s account have been received and voted in a manner consistent with the Proxy Voting Policies and Procedures of the Third Party Proxy Advisory Firm and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries);

•	Review the files to verify that records of the voting of the proxies have been properly maintained; and

•	Provide a written report for each client that requests such a report reflecting the manner in which the client’s proxies have been voted.

•	VAMUS shall, in its Form ADV (a copy of which shall be distributed annually to each client), describe its proxy voting process, and explain how clients can obtain information from VAMUS regarding how their securities were voted.

Proxy Voting and Conflicts of Interest

In most cases client proxies will be voted in strict accordance with the recommendation of the Third Party Proxy Advisory Firm, thereby eliminating the possibility that conflict of interest could arise between a client and VAMUS. Nonetheless, VAMUS reserves the right to change the recommended vote of the Third Party Proxy Advisory Firm when a majority of the group comprised of the President, CCO and the Portfolio Manager(s) responsible for the particular security (the “Proxy Voting Group”) disagree with a recommendation or the firm is otherwise advised by the client in writing. In those instances, a memo will be written to document the research presented, discussion points and final decision regarding the vote. The CCO shall be responsible for ensuring that such documentation is prepared and maintained by the firm.

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In no event shall the Proxy Voting Group take any action to countermand or affect a voting recommendation or decision by the Third Party Proxy Advisory Firm if a conflict of interest exists between the firm and a client on a particular matter. (Such conflicts can arise, for example, when a particular proxy vote pits the interests of VAMUS against those of a client, such as where the issue of fees to VAMUS is involved. Conflicts of interest can arise in many other ways as well.) Whenever the Proxy Voting Group detects an actual or potential material conflict between the interests of a client, on the one hand, and the firm’s interests or the interests of a person affiliated with the firm on the other, the Group will review the conflict or potential conflict to determine whether a conflict in fact exists and what to do about the identified conflict. Where a conflict has been identified, VAMUS will use one of the following methods to resolve such conflicts, provided such method results in a decision to vote the proxies that is based on the clients’ best interest and is not the product of the conflict:

•	provide the client with sufficient information regarding the shareholder vote and VAMUS’ potential conflict to the client and obtain the client’s consent before voting;

•	vote securities based on a pre-determined voting policy set forth herein;

•	vote client securities based upon the original recommendation of the Third Party Proxy Advisory Firm; or

•	request the client to engage another party to determine how the proxies should be voted.

Whenever a conflict of interest is considered and resolved, the CCO writes a memo to document the research presented, discussion points and final decision regarding the vote. The CCO shall maintain proper documentation of the meeting and be responsible for ensuring that such documentation is prepared and maintained by the firm.

Vontobel Asset Management, Inc.

1540 Broadway, 38th Floor

New York, NY 10036

Telephone: (212) 415-7000

www.vusa.com

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